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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 23, 2006

                              --------------------

                        COMMUNITY SHORES BANK CORPORATION
             (Exact name of registrant as specified in its charter)

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
      MICHIGAN                                000-51166                        38-3423227
(State or other jurisdiction                (Commission File                  (IRS Employer
      of incorporation)                         Number)                    Identification Number)
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
       1030 W. NORTON AVENUE, MUSKEGON, MICHIGAN                     49441
    (Address of principal executive offices)                       (Zip Code)
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        Registrant's telephone number, including area code 231-780-1800


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On March 23, 2006, Community Shores Bank Corporation issued a press release reporting that it had reduced its previously announced fourth quarter 2005 earnings by $118,800. The release reported the revised earnings for both the fourth quarter and full-year ending December 31, 2005. A copy of the press release is attached as Exhibit 99.1.

     The information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be considered "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the securities Act of 1933.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

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Exhibit Number       Description

99.1                 Press release of Community  Shores Bank Corporation  revising  earnings for the fourth quarter and full-year ending December 31, 2005
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      COMMUNITY SHORES BANK CORPORATION


                                      By: /s/ Tracey A. Welsh
                                          Tracey A. Welsh
                                          Senior Vice President, Treasurer and
                                          Chief Financial Officer

Date:  March 23, 2006


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                                  EXHIBIT INDEX

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
   Exhibit Number                              Description


99.1                                           Press release of Community Shores Bank Corporation
                                               revising earnings for the fourth quarter and
                                               full-year ending December 31, 2005
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